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                                                                   EXHIBIT 10.34


                                LEASE AMENDMENT


This document amends the Lease Agreement dated November 14, 1996 and amended November 24, 1997 by and between Blue Lake Partners, Ltd. ("Landlord"), and McAfee Software, Inc., a Delaware Corporation ("Tenant"), for the Premises located at 4099 McEwen, Suites 500, 620, & 700, Dallas, Texas 75244 as follows:

Basic Lease Provision No. 2 "Premises"

Effective March 16, 1998, Tenant shall temporarily expand within the Building to Suites #135 and #405 containing 4,137 rentable square feet and as further defined and delineated on the attached Exhibit "A-3", increasing the total leased Premises to 41,849 rentable square feet.

Basis Lease Provision No. 3 "Basic Rent"

Effective March 16, 1998, Tenant's Basic Monthly Rent shall adjust as follows:

                 Term                         Monthly Rent
                 ----                         ------------

      March 16, 1998 thru May 31, 1998         $55,789.35


Basic Lease Provision No. 7 "Term"

Effective March 16, 1998, Tenant's Lease Term for the temporary expansion space (Suites #130 and #405) shall be for two (2) months for an expiration date on the temporary expansion space only of May 31, 1998. Should long term expansion space not be available June 1, 1998, Landlord agrees to Tenant holdover on a month-to-month basis.


Basic Lease Provision No. 11 "Tenant's Broker"

Tenant represents and warrants that it has dealt with no Broker or Agent in connection with the execution of this Lease Amendment and Tenant agrees to indemnify and holds harmless Landlord against all liabilities and costs arising from a breach of such warranty including without limitation attorney's fees in connection therewith.

Exhibit "D"

Tenant accepts these temporary suites in there current "as is" condition and agrees that the Landlord has no leasehold improvement obligations.

Submission of this instrument for examination or signature by Tenant is not effective until execution by and delivery to both Landlord and Tenant.

All other terms and conditions shall remain the same and in full force and effect.

EXECUTED the 17th day of March, 1998.




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                              LANDLORD: Blue Lake Partners, Ltd.

                              By:  SF Realty, Inc. Its General Partner


                              By:  /s/ MARK HARRISON
                                   ----------------------------------
                                   Mark Harrison, Leasing Manager


                              TENANT:   McAfee Software, Inc.
                                        (a Delaware Corporation)


                              By:  /s/ SYDNEY McINTOSH
                                   ----------------------------------
                                   Sydney McIntosh
                                   VP, Sales Finance


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                                 Exhibit "A-3"

                                   [GRAPHIC]

                                 Exhibit "A-3"

                                   [GRAPHIC]